UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2008

QuadraMed Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-32283	52-1992861
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12110 Sunset Hills Road, Suite 600, Reston, VA 20190

(Address of principal executive office and zip code)

(703) 709-2300

(Registrant’s telephone number, including area code)

(Not Applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On February 11, 2008, Keith B. Hagen, President and Chief Executive Officer of QuadraMed Corporation (the “Company”), delivered a presentation at the 2008 UBS Global Healthcare Services Conference. Further, on February 5, 2008, the Company issued a press release related to this presentation and announcing the broadcast of this presentation through the UBS Investment Bank website (http://www.ibb.ubs.com) and the availability of the presentation on the Company’s website after the conference (http://www.quadramed.com).

A copy of the press release is furnished as Exhibit 99.1 and a copy of the slides from Mr. Hagen’s presentation is furnished as Exhibit 99.2, and both are incorporated herein by reference in response to this Item 2.02. The information in Exhibits 99.1 and 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference in any filing under the Securities Act of 1933, as amended.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

Exhibit 99.1	QuadraMed Corporation Press Release, dated February 5, 2008.

Exhibit 99.2	QuadraMed Corporation 2008 UBS Global Healthcare Services Conference Slides, dated February 11, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 12, 2008

QuadraMed Corporation

/s/ David L. Piazza
David L. Piazza Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	QuadraMed Corporation Press Release, dated February 5, 2008.

99.2	QuadraMed Corporation 2008 UBS Global Healthcare Services Conference Slides, dated February 11, 2008.

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